UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 18, 2025

United States Steel Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16811	25-1897152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Grant Street,

Pittsburgh, PA 15219-2800

(Address of Principal Executive Offices, and Zip Code)

(412) 433-1121

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	X	New York Stock Exchange
Common Stock	X	Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On June 18, 2025, United States Steel Corporation, a Delaware corporation (the “Company”), completed the transaction contemplated by the terms of the previously announced Agreement and Plan of Merger, dated December 18, 2023 (the “Agreement”), by and among the Company, Nippon Steel North America, Inc., a New York corporation (“Parent”), 2023 Merger Subsidiary, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“2023 Sub”), and, solely as provided in Section 9.13 thereof, Nippon Steel Corporation, a Japanese corporation (“Guarantor”).

Pursuant to the Agreement, 2023 Sub merged with and into the Company (the “Transaction”), with the Company surviving the merger as the surviving corporation and a subsidiary of Parent. At the effective time of the Transaction (the “Effective Time”), on the terms and subject to the conditions of the Agreement, each share of common stock, par value $1.00 per share, of the Company (the “Common Stock”) issued and outstanding immediately prior to the Effective Time (other than (a) shares of Common Stock owned by the Company or any wholly owned subsidiary of the Company as treasury stock or otherwise (other than shares of Common Stock reserved for issuance under any of the Company Equity Plans (as defined in the Agreement)) or held directly or indirectly by Parent, 2023 Sub or any wholly owned subsidiary of Parent immediately prior to the Effective Time and (b) shares of Common Stock that were held by holders who did not vote in favor of the adoption of the Agreement and properly demanded, exercised and perfected appraisal of such shares pursuant to Section 262 of the General Corporation Law of the State of Delaware (the “DGCL”)) was automatically converted into the right to receive $55.00 in cash (the “Transaction Consideration”). Additionally, at the Effective Time, each share of common stock, par value $1.00 per share, of 2023 Sub outstanding immediately prior to the Effective Time was converted into and became one validly issued, fully paid and nonassessable share of common stock, par value $1.00 per share, of the surviving corporation and constituted the only outstanding shares of capital stock of the surviving corporation.

Pursuant to the Agreement, each time-vested restricted stock unit award in respect of shares of Common Stock (a “Company RSU Award”), or portion thereof, that was outstanding immediately prior to the Effective Time, to the extent not vested, automatically became fully vested and was cancelled and converted into the right of the holder of the Company RSU Award (or portion thereof) to receive an amount in cash equal to (i) the Transaction Consideration multiplied by (ii) the number of shares underlying such Company RSU Award (or portion thereof) immediately prior to the Effective Time, together with any accrued and unpaid dividends corresponding to such vested Company RSU Award (or portion thereof).

Pursuant to the Agreement, each performance-based restricted stock unit award in respect of shares of Common Stock (a “Company PSU Award”), or portion thereof, that was outstanding immediately prior to the Effective Time, to the extent not vested, automatically became fully vested to the extent described in the following sentence and was cancelled and converted into the right of the holder of the Company PSU Award (or portion thereof) to receive an amount in cash equal to (i) the Transaction Consideration multiplied by (ii) the total number of shares subject to such Company PSU Award (or portion thereof) immediately prior to the Effective Time, together with any accrued and unpaid dividends corresponding to such vested Company PSU Award (or portion thereof). The total number of shares subject to a Company PSU Award were based on deemed achievement of the greater of (i) actual performance and (ii) target performance through the Effective Time. Notwithstanding the foregoing, if any portion of the Company PSU Award had been earned by its terms as of the Effective Time, but had not yet become vested, the total number of shares subject to such Company PSU Award was based on the number of shares actually earned.

Pursuant to the Agreement, each option to acquire shares of Common Stock (a “Company Option Award”), or portion thereof, that was outstanding immediately prior to the Effective Time, to the extent not vested, automatically became fully vested and was cancelled and converted into the right of the holder of each such Company Option Award to receive an amount in cash equal to (i) the excess, if any, of the Transaction Consideration over the applicable exercise price of such Company Option Award, multiplied by (ii) the number of shares of Common Stock subject to such Company Option Award immediately prior to the Effective Time (assuming full vesting for any Company Option Award (or portion thereof) that was subject to performance-based vesting). Any out-of-the-money Company Option Awards were cancelled without consideration therefor.

Pursuant to the Agreement, each share of Common Stock underlying a deferred restricted stock unit (“Company DSU Award”) was converted into the right to receive an amount in cash equal to the Transaction Consideration or such other amount contemplated by the Company DSU Award to be settled in accordance with the terms thereof.

Item 1.01.	Entry into a Material Definitive Agreement.

National Security Agreement

On June 13, 2025, the Company entered into a National Security Agreement (the “NSA”), among Guarantor, Parent, the Company and the U.S. Government, represented by the U.S. Department of the Treasury and the U.S. Department of Commerce. The NSA provides that, subject to receipt of certain regulatory approvals, the Company will issue one share of Class G Preferred Stock (the “Golden Share”) to the U.S. Government. Pursuant to the NSA, and through its ownership of the Golden Share, the U.S. Government will have certain rights with respect to non-ordinary course matters with respect to U. S. Steel, including relating to governance, domestic production and trade matters.

Supplemental Indentures

Under that certain Indenture, dated as of October 21, 2019 (the “Convertible Notes Indenture”), between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), relating to the Company’s 5.00% Senior Convertible Notes due 2026 (the “Convertible Notes”), the consummation of the Transaction constitutes a Share Exchange Event (as defined in the Convertible Notes Indenture). In connection with the consummation of the Transaction and the occurrence of a Share Exchange Event, the Company and the Trustee entered into a First Supplemental Indenture to the Convertible Notes Indenture, dated as of June 18, 2025 (the “First Supplemental Indenture”), relating to the Convertible Notes. The First Supplemental Indenture provides that, from and after the Effective Time, each $1,000 principal amount of Convertible Notes shall be convertible solely into cash (as opposed to shares of Common Stock) in an amount equal to the product of (a) the Transaction Consideration multiplied by (b) the number of shares of Common Stock that a holder of Convertible Notes would have received under the conversion rate in effect immediately prior to the Transaction.

The foregoing descriptions of the Convertible Notes Indenture and the First Supplemental Indenture and the transactions contemplated thereby are subject to and qualified in their entirety by reference to (i) the full text of the Convertible Notes Indenture, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) on October 21, 2019 and which is incorporated herein by reference, and (ii) the full text of the First Supplemental Indenture, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

In connection with the consummation of the Transaction, the Company and the Trustee entered into an Eleventh Supplemental Indenture, dated as of June 18, 2025 (the “Eleventh Supplemental Indenture”), to that certain Indenture, dated as of May 21, 2007 (the “Base Indenture”), as supplemented by a First Supplemental Indenture, dated as of May 21, 2007 (the “Senior Notes First Supplemental Indenture”), among the Company and the Trustee, relating to the Company’s 6.65% Senior Notes due June 1, 2037 (the “2037 Notes”), and as further supplemented by a Tenth Supplemental Indenture, dated as of February 11, 2021 (the “Tenth Supplemental Indenture”), among the Company and the Trustee, relating to the Company’s 6.875% Senior Notes due March 1, 2029 (the “2029 Notes” and, collectively with the 2037 Notes, the “Senior Notes”). The Eleventh Supplemental Indenture provides that, from and after the Effective Time, the definition of “Consolidated Net Tangible Assets” in Section 1.03 of the Senior Notes First Supplemental Indenture and Section 1.03 of the Tenth Supplemental Indenture is amended and restated to reference, for purpose of determining “Consolidated Net Tangible Assets”, financial statements provided by the Company to holders within such time periods as would have been required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), if the Company were a “non-accelerated filer,” and provide that financial statements may be deemed to be provided to holders if the Company (x) posts such financial statements on a website (which may be nonpublic and may be maintained by the Company or a third party) to which access will be given to holders that certify their status as such to the reasonable satisfaction of the Company or (y) otherwise makes the information publicly available (including by posting such information on EDGAR).

The foregoing descriptions of the Base Indenture, the Senior Notes First Supplemental Indenture, the Tenth Supplemental Indenture and the Eleventh Supplemental Indenture and the transactions contemplated thereby are subject to and qualified in their entirety by reference to (i) the full text of the Base Indenture, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K with the SEC on May 22, 2007, and which is incorporated herein by reference, (ii) the full text of the Senior Notes First Supplemental Indenture, which was filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K with the SEC on May 22, 2007, and which is incorporated herein by reference, (iii) the full text of the Tenth Supplemental Indenture, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K with the SEC on February 11, 2021, and which is incorporated herein by reference, and (iv) the full text of the Eleventh Supplemental Indenture, which is filed as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The description contained under the Introductory Note above is hereby incorporated by reference into this Item 2.01.

The description of the effects of the Agreement and the transactions contemplated by the Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 18, 2023 and which is incorporated herein by reference.

Item 2.04.	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Under the Convertible Notes Indenture, the consummation of the Transaction constitutes a Fundamental Change and a Make-Whole Fundamental Change (each as defined in the Convertible Notes Indenture).

As a result of the Fundamental Change, holders of the Convertible Notes have the right (the “Fundamental Change Purchase Right”) to require the Company to purchase for cash (a) all of such holder’s Convertible Notes or (b) any portion of the principal amount thereof that is equal to $1,000 or an integral multiple of $1,000 in excess thereof, in each case, on July 18, 2025 (the “Fundamental Change Purchase Date”), at a purchase price equal to 100% of the principal amount of the Convertible Notes to be purchased, plus accrued and unpaid interest thereon, if any, to, but excluding, the Fundamental Change Purchase Date.

Notwithstanding the Fundamental Change Purchase Right, the Convertible Notes are convertible, at the option of the holder, at any time until 5:00 p.m., New York City time, on July 17, 2025. Pursuant to the terms of the Convertible Notes Indenture, as supplemented by the First Supplemental Indenture, the consideration due upon conversion of each $1,000 principal amount of Convertible Notes shall be solely an amount of cash equal to the product of (a) the Transaction Consideration multiplied by (b) the number of shares of Common Stock that a holder of the Convertible Notes would have received under the conversion rate in effect immediately prior to the Share Exchange Event. The conversion rate in effect immediately prior to the Share Exchange Event, taking into account all adjustments, was 74.8391 shares of Common Stock per $1,000 principal amount of Convertible Notes. As a result, holders of the Convertible Notes will be entitled to receive $4,116.15 in cash per $1,000 principal amount of Convertible Notes validly surrendered for conversion.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The descriptions contained under the Introductory Note, Item 2.01, and Item 5.01 of this Current Report on Form 8-K are incorporated by reference into this Item 3.01.

In connection with the consummation of the Transaction, on June 18, 2025, the Company notified the New York Stock Exchange LLC (“NYSE”) and the Chicago Stock Exchange (“CSE”) that the Transaction had been consummated and requested that the NYSE and the CSE (a) suspend trading of the Common Stock, (b) remove the Common Stock from listing on the NYSE and the CSE prior to the open of trading on June 18, 2025, and (c) file with the SEC a notification of delisting of Common Stock under Section 12(b) of the Exchange Act. As a result, the Common Stock will no longer be listed on the NYSE and the CSE.

Additionally, the Company intends to file with the SEC a Form 15 under the Exchange Act to terminate the registration of the Common Stock under Section 12(g) of the Exchange Act and suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The descriptions contained under the Introductory Note, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K are incorporated by reference into this Item 3.03.

In connection with the Transaction and at the Effective Time, holders of Common Stock immediately prior to such time ceased to have any rights as stockholders in the Company (other than their right to receive the Transaction Consideration pursuant to the Agreement).

Item 5.01.	Changes in Control of Registrant.

The descriptions contained under the Introductory Note, Item 2.01 and Item 5.02 of this Current Report on Form 8-K are incorporated by reference into this Item 5.01.

As a result of the consummation of the Transaction, a change in control of the Company occurred. Pursuant to the Agreement, at the Effective Time, 2023 Sub was merged with and into the Company, with the Company continuing as the surviving corporation and becoming a subsidiary of Parent. The total equity value of the transaction was approximately $14.2 billion. The funds used by Parent to consummate the Transaction and complete the related transactions were provided by third-party debt financing.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The description contained under the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

At the Effective Time, (a) the Company’s certificate of incorporation was amended and restated until thereafter amended in accordance with such certificate and the DGCL and (b) the bylaws of 2023 Sub as in effect immediately prior to the Effective Time, reflecting certain amendments, became the bylaws of the surviving corporation until thereafter amended in accordance with such bylaws, the certificate of incorporation of the surviving corporation and DGCL. Following the Effective Time, the certificate of incorporation and the bylaws of the surviving corporation were further amended and restated. The Company will further amend and restate its certificate of incorporation in order to issue the Golden Share following receipt of regulatory approvals required for the issuance of the Golden Share. The Fifth Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws of the Company are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

2.1*	Agreement and Plan of Merger, dated as of December 18, 2023, by and among the Company, Parent, 2023 Sub and Guarantor (solely as provided in Section 9.13 therein) (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on December 18, 2023)
3.1	Fifth Amended and Restated Certificate of Incorporation of the Company
3.2	Second Amended and Restated Bylaws of the Company
4.1	First Supplemental Indenture, dated as of June 18, 2025, between the Company and the Bank of New York Mellon, as Trustee
4.2	Eleventh Supplemental Indenture, dated as of June 18, 2025, between the Company and The Bank of New York Mellon, as Trustee
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2025

UNITED STATES STEEL CORPORATION

By:	/s/ Scotland M. Duncan
Name:	Scotland M. Duncan
Title:	Senior Vice President, General Counsel and Secretary